Debt	9 Months Ended	12 Months Ended
	Oct. 01, 2016	Jan. 02, 2016
Debt Disclosure [Abstract]
Debt
10.	DEBT

As provided in Note 1, all indebtedness is an obligation of USF, and its subsidiaries.

USF’s debt consisted of the following (in thousands):

Debt Description	Maturity	Interest rate at October 1, 2016	October 1, 2016	January 2, 2016
ABL Facility	October 20, 2020	3.04%	$30,000	$—
2012 ABS Facility	September 30, 2018	1.76	680,000	586,000
Amended and Restated 2016 Term Loan (net of $13,825 of unamortized deferred financing costs)	June 27, 2023	4.00	2,180,675	—
Amended 2011 Term Loan (net of $9,848 of unamortized deferred financing costs)	—	—	—	2,037,652
2016 Senior Notes (net of $7,423 of unamortized deferred financing costs)	June 15, 2024	5.88	592,577	—
Old Senior Notes (net of $13,441 of unamortized deferred financing costs)	—	—	—	1,334,835
CMBS Fixed Facility (net of $1,473 of unamortized deferred financing costs)	—	—	—	470,918
Obligations under capital leases	2018 - 2025	2.36 - 6.18	315,325	270,406
Other debt	2018 - 2031	5.75 - 9.00	32,773	33,325

Total debt			3,831,350	4,733,136
Add unamortized premium			—	11,652
Current portion of long-term debt			(75,230)	(62,639)

Long-term debt			$3,756,120	$4,682,149

At October 1, 2016, $0.9 billion of the total debt was at a fixed rate and $2.9 billion was at a floating rate.

Debt Transactions

IPO Proceeds

As discussed in Note 1, Overview and Basis of Presentation, in June 2016, US Foods completed its IPO. Net proceeds of $1,114 million were used to redeem $1,090 million in principal of USF’s Old Senior Notes and pay the related $23 million early redemption premium. The balance of the Old Senior Notes was redeemed with proceeds from the June 2016 refinancings further discussed below.

June 2016 Refinancings

In June 2016, USF entered into a series of transactions to refinance the $2,042 million principal of its senior secured term loan (the “Amended 2011 Term Loan”) and redeem the remaining $258 million principal of its Old Senior Notes. The Amended 2011 Term Loan was amended and restated to, among other things, increase the aggregate principal outstanding to $2,200 million (the “Amended and Restated 2016 Term Loan”). Additionally, USF issued $600 million in principal amount of 2016 Senior Notes.

•	Amended and Restated 2016 Term Loan Agreement—The aggregate principal of the Amended and Restated 2016 Term Loan of $2,200 million matures on June 27, 2023. Continuing lenders refinanced $1,393 million in term loan principal and purchased $238 million of additional principal from lenders electing not to participate in, or electing to decrease their holdings in the loan. Additionally, $569 million in principal was sold to new lenders.

USF performed an analysis, by creditor, to determine if the terms of the newly Amended and Restated 2016 Term Loan were substantially different from the previous term loan facility. Based upon the analysis, it was determined that pre-existing lenders holding a significant portion of the previous term loan facility either elected not to participate in the newly amended facility, or had terms that were substantially different from their original loan agreements. As a result, a portion of the transaction was accounted for as an extinguishment of debt and the contemporaneous acquisition of new debt. Pre-existing lenders holding the remaining portion of the newly amended facility that had terms that were not substantially different from their original loan agreements were accounted for as a debt modification.

•	Old Senior Notes—In June 2016, USF redeemed the remaining $258 million in aggregate principal amount of its Old Senior Notes for $264 million, including a $6 million early redemption premium.

The debt redemption and refinancing transactions completed in June 2016 resulted in a loss on extinguishment of debt of $42 million, consisting of a $29 million early redemption premium related to the Old Senior Notes, $7 million of lender and third party fees, and a $6 million write-off of certain pre-existing unamortized deferred financing costs and premiums related to the refinanced and redeemed facilities. Unamortized deferred financing costs of $4 million related to the portion of the Amended 2011 Term Loan refinancing accounted for as a debt modification will be carried forward and amortized through June 27, 2023—the maturity date of the Amended and Restated 2016 Term Loan.

CMBS Fixed Facility Defeasance

On September 23, 2016, USF, through a wholly owned subsidiary, legally defeased the commercial mortgage backed securities facility (the “CMBS Fixed Facility”), scheduled to mature on August 1, 2017. The CMBS Fixed Facility, secured by mortgages on 34 properties, consisting of distribution centers, had an outstanding balance of $471 million net of unamortized deferred financing costs of $1 million, and provided for interest at 6.38%. The cash outlay for the defeasance of $485 million represented the purchase price of U.S. government securities that will generate sufficient cash flow to fund continued interest payments from the effective date of the defeasance through, and the repayment of the CMBS Fixed Facility on, February 1, 2017, the earliest date the loan could be prepaid. As a result of the defeasance, the mortgages on the properties were extinguished and all properties previously held as collateral were released. The defeasance resulted in a loss on extinguishment of debt of approximately $12 million consisting of the difference between the purchase price of the U.S. Government securities—not attributable to accrued interest through the effective date of the defeasance—and the outstanding principal of the CMBS Fixed Facility of $472 million, and other costs of $1 million, consisting of unamortized deferred financing costs and other third party costs.

Following is a description of each of USF’s debt instruments outstanding as of October 1, 2016:

Revolving Credit Agreement—USF’s asset backed senior secured revolving loan facility (the “ABL Facility”) provides for loans under its two tranches: ABL Tranche A-1 and ABL Tranche A, with its capacity limited by a borrowing base. The maximum borrowing available is $1,300 million with ABL Tranche A-1 at $100 million, and ABL Tranche A at $1,200 million. Due to the June 2016 refinancings, the maturity date of the ABL Facility is October 20, 2020.

As of October 1, 2016, USF had $30 million outstanding borrowings and had issued letters of credit totaling $403 million under the ABL Facility. Outstanding letters of credit included: (1) $69 million issued to secure USF’s obligations with respect to certain facility leases, (2) $331 million issued in favor of certain commercial insurers securing USF’s obligations with respect to its self-insurance program, and (3) $3 million in letters of credit for other obligations. There was available capacity on the ABL Facility of $866 million at October 1, 2016. As of October 1, 2016, on Tranche A-1 borrowings, USF can periodically elect to pay interest at an alternative base rate (“ABR”), as defined in USF’s credit agreements, plus 1.50% or the London Inter Bank Offered Rate (“LIBOR”) plus 2.50%. On Tranche A borrowings, USF can periodically elect to pay interest at ABR plus 0.25% or LIBOR plus 1.25%. The ABL Facility also carries letter of credit fees of 1.125% and an unused commitment fee of 0.125%.

Accounts Receivable Financing Program—Under the 2012 ABS Facility, USF, and from time to time certain of its subsidiaries, sell—on a revolving basis—their eligible receivables to the Receivables Company, a wholly owned subsidiary of USF. The Receivables Company, in turn, grants a continuing security interest in all of its rights, title and interest in the eligible receivables to the administrative agent for the benefit of the lenders (as defined by the 2012 ABS Facility). See Note 5, Accounts Receivable Financing Program.

The maximum capacity under the 2012 ABS Facility is $800 million. Borrowings under the 2012 ABS Facility were $680 million and $586 million at October 1, 2016 and January 2, 2016, respectively. USF, at its option, can request additional borrowings up to the maximum commitment, provided sufficient eligible receivables are available as collateral. There was available capacity on the 2012 ABS Facility of $63 million at October 1, 2016 based on eligible receivables as collateral. The portion of the 2012 ABS Facility held by the lenders who fund the 2012 ABS Facility with commercial paper bears interest at the lender’s commercial paper rate, plus any other costs associated with the issuance of commercial paper plus 1.00%, and an unused commitment fee of 0.35%. The portion of the 2012 ABS Facility held by lenders that do not fund the 2012 ABS Facility with commercial paper bears interest at LIBOR plus 1.00%, and an unused commitment fee of 0.35%.

Amended and Restated 2016 Term Loan Agreement—The Amended and Restated 2016 Term Loan consists of a senior secured term loan with outstanding borrowings of $2,181 million at October 1, 2016, net of $14 million of unamortized deferred financing costs. This debt bears interest equal to ABR plus 2.25%, or LIBOR plus 3.25%, with a LIBOR floor of 0.75%, based on a periodic election of the interest rate by USF. Principal repayments of $5.5 million are payable quarterly with the balance due at maturity. The debt may require mandatory repayments if certain assets are sold, as defined in the agreement. The interest rate for all borrowings was 4.00%—the LIBOR floor of 0.75% plus 3.25%—at October 1, 2016.

2016 Senior Notes—The 2016 Senior Notes, with outstanding principal of $593 million at October 1, 2016, net of $7 million of unamortized deferred financing costs, bear interest at 5.875%. On or after June 15, 2019, this debt is redeemable, at USF’s option, in whole or in part at a price of 102.938% of the remaining principal, plus accrued and unpaid interest, if any, to the redemption date. On or after June 15, 2020 and June 15, 2021, the optional redemption price for the debt declines to 101.469% and 100.0%, respectively, of the remaining principal amount, plus accrued and unpaid interest, if any, to the redemption date. Prior to June 15, 2019, up to 40% of the debt may be redeemed with the aggregate proceeds from equity offerings, as defined in the 2016 Senior Note indenture, at a redemption premium of 105.875%.

Other Debt—Obligations under capital leases consist of amounts due for transportation equipment and building leases. Other debt of $33 million at October 1, 2016 and January 2, 2016 consists primarily of various state industrial revenue bonds. To obtain certain tax incentives related to the construction of a new distribution facility, USF and a wholly owned subsidiary entered into an industrial revenue bond agreement with a state in January 2015, for the issuance of a maximum of $40 million in taxable demand revenue bonds (the “TRBs”). The TRBs are self-funded as USF’s wholly owned subsidiary purchases the TRBs, and the state loans the proceeds back to USF. The TRBs, which mature January 1, 2030, can be prepaid without penalty one year after issuance. Interest on the TRBs and the loan is 6.25%. At October 1, 2016 and January 2, 2016, $22 million has been drawn on TRBs resulting in $22 million being recognized as a long-term asset and a corresponding long-term liability in the Company’s Consolidated Balance Sheets.

Security Interests

Substantially all of USF’s assets are pledged under the various debt agreements. Debt under the 2012 ABS Facility is secured by certain designated receivables and, in certain circumstances, by restricted cash. The ABL Facility is secured by certain other designated receivables not pledged under the 2012 ABS Facility, inventories and tractors and trailers owned by USF. Additionally, the ABL Facility has a third priority interest in the assets pledged under the 2012 ABS Facility and a second priority interest in the assets pledged under the Amended and Restated 2016 Term Loan. USF’s obligations under the Amended and Restated 2016 Term Loan are secured by all of the capital stock of its subsidiaries, each of the direct and indirect wholly owned domestic subsidiaries—as defined in the agreements—and are secured by substantially all assets of USF and its subsidiaries not pledged under the 2012 ABS Facility or the ABL Facility. Additionally, the Amended and Restated 2016 Term Loan has a second priority interest in the assets pledged under the ABL Facility and the 2012 ABS facility.

Restrictive Covenants

USF’s credit facilities, loan agreements and indentures contain customary covenants. These include, among other things, covenants that restrict USF’s ability to incur certain additional indebtedness, create or permit liens on assets, pay dividends, or engage in mergers or consolidations. As of October 1, 2016, USF had $432 million of restricted payment capacity under these covenants, and approximately $2,060 million of its net assets were restricted after taking into consideration the net deferred tax assets and intercompany balances that eliminate in consolidation.

Certain debt agreements also contain customary events of default. Those include, without limitation, the failure to pay interest or principal when it is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true, and certain insolvency events. If a default event occurs and continues, the principal amounts outstanding—together with all accrued unpaid interest and other amounts owed—may be declared immediately due and payable by the lenders. Were such an event to occur, USF would be forced to seek new financing that may not be on as favorable terms as its current facilities. USF’s ability to refinance its indebtedness on favorable terms—or at all—is directly affected by the current economic and financial conditions. In addition, USF’s ability to incur secured indebtedness (which may enable it to achieve more favorable terms than the incurrence of unsecured indebtedness) depends in part on the value of its assets. This, in turn, relies on the strength of its cash flows, results of operations, economic and market conditions, and other factors.

11.	DEBT

As provided in Note 1, all of the indebtedness described in this Note 11, Debt, is an obligation of USF, and its subsidiaries.

USF’s debt consisted of the following (in thousands):

	Contractual Maturity	Interest Rate at January 2, 2016	January 2, 2016	December 27, 2014
Debt Description
ABL Facility	December 31, 2018	—	$—	$—
2012 ABS Facility	September 30, 2018	1.40%	586,000	636,000
Amended 2011 Term Loan (net of $9,848 and $14,641 of unamortized deferred financing costs, respectively)(1)	March 31, 2019	4.5	2,037,652	2,059,110
Senior Notes (net of $13,441 and $17,439 of unamortized deferred financing costs, respectively)(1)	June 30, 2019	8.5	1,334,835	1,332,561
CMBS Fixed Facility (net of $1,473 and $2,497 of unamortized deferred financing costs, respectively)(1)	August 1, 2017	6.38	470,918	469,894
Obligations under capital leases	2018-2025	3.11-6.18	270,406	189,232
Other debt	2018-2031	5.75-9.00	33,325	11,795

Total debt			4,733,136	4,698,592
Add unamortized premium			11,652	14,982
Less current portion of long-term debt			(62,639)	(51,877)

Long-term debt			$4,682,149	$4,661,697

(1)	Prior year amounts have been reclassified to reflect the adoption of ASU 2015-03.

Principal payments to be made on outstanding debt as of January 2, 2016, were as follows (in thousands):

2016	$62,639
2017	546,585
2018	668,449
2019	3,374,499
2020	34,795
Thereafter	70,931

$4,757,898

As of January 2, 2016, $2.1 billion of the Total debt was at a fixed rate.

Revolving Credit Agreement

USF’s asset backed senior secured revolving loan facility (the “ABL Facility”) provides for loans under its two tranches: ABL Tranche A-1 and ABL Tranche A, with its capacity limited by a borrowing base. During fiscal year 2015, the ABL Facility was amended. The maximum borrowing available was increased $200 million to $1,300 million—ABL Tranche A-1 increased from $75 million to $100 million, and the maximum borrowing available under the ABL Tranche A increased $175 million to $1,200 million. Additionally, the interest rate on outstanding borrowings and letter of credit fees was reduced by 75 basis points. The maturity date was extended to the earlier of (1) October 20, 2020, the amended ABL Facility maturity date; (2) April 1, 2019 if USF’s Senior Notes have more than $300 million of principal outstanding at that date and the maturity date of the Senior Notes has not been extended to later than October 20, 2020; and (3) December 31, 2018 if USF’s senior secured term loan (the “Amended 2011 Term Loan”) has more than $300 million of principal outstanding at that date and the maturity date of the Amended 2011 Term Loan has not been extended to later than October 20, 2020. USF incurred $3 million of lender fees and third party costs to amend the ABL Facility, which was capitalized as Deferred financing costs and amortized to the ABL Facility maturity date.

As of January 2, 2016, USF had no outstanding borrowings, but had issued letters of credit totaling $393 million under the ABL Facility. Outstanding letters of credit included: (1) $73 million issued to secure USF’s obligations related to certain facility leases, (2) $317 million issued in favor of certain commercial insurers securing USF’s obligations related to its self-insurance program and (3) $3 million for other obligations of USF. There was available capacity on the ABL Facility of $872 million at January 2, 2016. As of January 2, 2016, on Tranche A-1 borrowings, USF can periodically elect to pay interest at an alternative base rate (“ABR”), as defined in USF’s credit agreement plus 1.50% or the London Inter Bank Offered Rate (“LIBOR”) plus 2.50%. On Tranche A borrowings, USF can periodically elect to pay interest at ABR plus 0.25% or LIBOR plus 1.25%. The ABL Facility also carries letter of credit fees of 1.25% and an unused commitment fee of 0.25%. The weighted-average interest rate for the ABL Facility was 3.69% for fiscal year 2014. USF did not borrow on the ABL Facility in 2015.

As discussed in Note 25, Subsequent Events, USF borrowed approximately $239 million on the ABL Facility that partially funded the January 8, 2016 one-time special cash distribution to the Company’s shareholders.

Accounts Receivable Financing Program

Under the 2012 ABS Facility, USF and from time to time certain of its subsidiaries sell—on a revolving basis—their eligible receivables to the Receivables Company. The Receivables Company, in turn, grants a continuing security interest in all of its rights, title and interest in the eligible receivables to the administrative agent for the benefit of the lenders as defined in the 2012 ABS Facility. See Note 6, Accounts Receivable Financing Program.

The maximum capacity under the 2012 ABS Facility is $800 million. Borrowings under the 2012 ABS Facility were $586 million and $636 million at January 2, 2016 and December 27, 2014, respectively. USF, at its option, can request additional borrowings up to the maximum commitment, provided sufficient eligible receivables are available as collateral. There was available capacity on the 2012 ABS Facility of $111 million at January 2, 2016 based on eligible receivables as collateral. The portion of the 2012 ABS Facility held by the lenders who fund the 2012 ABS Facility with commercial paper bears interest at the lender’s commercial paper rate, plus any other costs associated with the issuance of commercial paper, plus 1.00%, and an unused commitment fee of 0.35%. The portion of the 2012 ABS Facility held by lenders that do not fund the 2012 ABS Facility with commercial paper bears interest at LIBOR plus 1.00%, and an unused commitment fee of 0.35%. The weighted-average interest rate for the 2012 ABS Facility was 1.41% and 1.43% for fiscal year 2015 and 2014, respectively. On October 19, 2015, the 2012 ABS Facility was amended whereby the maturity date was again extended from August 5, 2016 to September 30, 2018. There were no other significant changes to the 2012 ABS Facility. USF incurred $1 million of lender fees and third party costs related to the 2012 ABS Facility amendment, which was capitalized as Deferred financing costs and amortized to the 2012 ABS Facility maturity date.

As discussed in Note 25, Subsequent Events, USF borrowed $75 million on the 2012 ABS Facility that partially funded the January 8, 2016 one-time special cash distribution to the Company’s shareholders.

Term Loan Agreement

The Amended 2011 Term Loan had outstanding borrowings of $2,038 million and $2,059 million, net of $10 million and $15 million of unamortized deferred financing costs at January 2, 2016 and December 27, 2014, respectively. The facility bears interest equal to ABR plus 2.50%, with an ABR floor of 2.00% or LIBOR plus 3.50%, with a LIBOR floor of 1.00%, based on a periodic election of the interest rate by the Company. Principal repayments of $5 million are payable quarterly with the balance at maturity. The Amended 2011 Term Loan may require mandatory repayments if certain assets are sold, or based on excess cash flow generated by USF, as defined in the debt agreement. The interest rate for all borrowings on the Amended 2011 Term Loan was 4.50%—the LIBOR floor of 1.00% plus 3.50%—at January 2, 2016. At January 2, 2016, investment funds or accounts managed or advised by an affiliate of KKR held a portion of the Amended 2011 Term Loan debt. See Note 14, Related Party Transactions.

The term loan agreement was amended during 2013. See “Debt Refinancing Transactions” discussed below.

Senior Notes

The Senior Notes, with outstanding principal of $1,335 million and $1,333 million at January 2, 2016 and December 27, 2014, net of $13 million and $17 million, respectively, of unamortized deferred financing costs, bear interest at 8.50%. Prior to June 30, 2016, the Senior Notes are redeemable, at USF’s option, in whole or in part at a price of 104.25% of their principal amount, plus accrued and unpaid interest, if any, to the relevant redemption date. On or after June 30, 2016 and 2017, the optional redemption price for the Senior Notes declines to 102.13% and 100.00%, respectively, of their principal amount, plus accrued and unpaid interest, if any, to the relevant redemption date. There was unamortized issue premium associated with the Senior Notes issuances of $12 million and $15 million at January 2, 2016 and December 27, 2014, respectively. The premium is amortized as a decrease to Interest expense-net over the remaining life of the debt facility. In February 2015, USF repurchased $2 million of the Senior Notes held by entities affiliated with KKR, as further discussed in Note 14, Related Party Transactions.

CMBS Fixed Facility

The CMBS Fixed Facility, with an outstanding balance of $471 million and $470 million, net of $1 million and $2 million of unamortized deferred financing costs as of January 2, 2016 and December 27, 2014, respectively, is secured by mortgages on 34 properties, consisting of distribution centers. The CMBS Fixed Facility bears interest at 6.38%. Security deposits and escrow amounts related to certain properties collateralizing the CMBS Fixed Facility of $6 million at January 2, 2016 and December 27, 2014 are included in Other assets in the Consolidated Balance Sheets.

Other Debt

Obligations under capital leases consist of amounts due for transportation equipment and building leases. Other debt of $33 million and $12 million at January 2, 2016 and December 27, 2014, respectively, consists primarily of various state industrial revenue bonds. To obtain certain tax incentives related to the construction of a new distribution facility, in January 2015, USF and a wholly owned subsidiary entered into an industrial revenue bond agreement with a state for the issuance of a maximum of $40 million in Taxable Demand Revenue Bonds (the “TRBs”). The TRBs are self-funded as USF’s wholly owned subsidiary purchases the TRBs, and the state loans the proceeds back to USF. The TRBs, which mature January 1, 2030, can be prepaid without penalty one year after issuance. Interest on the TRBs and the loan is 6.25%. At January 2, 2016, $22 million has been drawn on TRBs and recorded as a $22 million long-term asset and a corresponding long-term liability in the Consolidated Balance Sheet.

Deferred Financing Costs

Deferred financing costs of $25 million and $35 million at January 2, 2016 and December 27, 2014, respectively, are netted in the above carrying values of USF’s Amended 2011 Term Loan, Senior Notes and CMBS Fixed Facility debt obligations.

2013 Debt Refinancing Transactions

In 2013, USF entered into transactions to refinance debt facilities and extend debt maturity dates, including the following:

•	In June 2013, USF refinanced its term loan agreements. The aggregate principal outstanding of the 2011 Term Loan was increased to $2,100 million, and the maturity date of the loan facility was extended from March 31, 2017 to March 31, 2019.

•	In January 2013, USF redeemed the remaining $355 million in aggregate principal amount of its 11.25% Senior Subordinated Notes (“Senior Subordinated Notes”) due June 30, 2017 from an affiliate of CD&R. This was done at a price equal to 105.625% of the principal amount of the Senior Subordinated Notes, plus accrued and unpaid interest to the redemption date. To fund the redemption of these notes, USF issued $375 million in principal amount of its Senior Notes at a price equal to 103.5% of the principal amount, for gross proceeds of $388 million.

The 2013 refinancing resulted in a Loss on extinguishment of debt of $42 million that consisted of a $20 million Senior Subordinated Notes early redemption premium, a write-off of $13 million of unamortized debt issuance costs related to the old debt facilities, and $9 million of lender fees and third party costs related to these transactions. Unamortized debt issuance costs of $6 million related to the portion of the term loan refinancing accounted for as a debt modification were carried forward as Deferred financing costs and amortized to the Amended 2011 Term Loan maturity date. USF incurred transaction costs of $29 million related to the 2013 debt refinancing transactions. Transaction costs primarily consisted of loan fees, arrangement fees, rating agency fees and legal fees.

Security Interests

Substantially all of USF’s assets are pledged under the various debt agreements. Debt under the 2012 ABS Facility is secured by certain designated receivables and, in certain circumstances, by restricted cash. The ABL Facility is secured by certain other designated receivables not pledged under the 2012 ABS Facility, inventories, and tractors and trailers owned by USF. The CMBS Fixed Facility is collateralized by mortgages on 34 properties. The USF’s obligations under the Amended 2011 Term Loan are secured by all of the capital stock of its subsidiaries, each of the direct and indirect wholly owned domestic subsidiaries—as defined in the agreements—and are secured by substantially all assets of the USF and its subsidiaries not pledged under the 2012 ABS Facility or the CMBS Fixed Facility. The Amended 2011 Term Loan has priority over certain collateral securing the ABL Facility and it has second priority to collateral securing the ABL Facility. As of January 2, 2016, nine properties remain in a special purpose, bankruptcy remote subsidiary, and are not pledged as collateral under any of the Company’s debt agreements.

Restrictive Covenants

USF’s credit facilities, loan agreements and indentures contain customary covenants. These include, among other things, covenants that restrict USF’s ability to incur certain additional indebtedness, create or permit liens on assets, pay dividends, or engage in mergers or consolidations. As of January 2, 2016, USF had $506 million of restricted payment capacity, and $1,108 million of USF’s net assets that were restricted under these covenants. Subsequent to the balance sheet date, USF’s restricted payment capacity was further reduced by $374 million, due to the one-time special distribution discussed in Note 25, Subsequent Events, which left $132 million of remaining USF restricted payment capacity.

Certain debt agreements also contain customary events of default. Those include, without limitation, the failure to pay interest or principal when it is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true, and certain insolvency events. If a default event occurs and continues, the principal amounts outstanding—together with all accrued unpaid interest and other amounts owed—may be declared immediately due and payable by the lenders. Were such an event to occur, USF would be forced to seek new financing that may not be on as favorable terms as its current facilities. USF’s ability to refinance its indebtedness on favorable terms—or at all—is directly affected by the current economic and financial conditions. In addition, USF’s ability to incur secured indebtedness (which may enable it to achieve more favorable terms than the incurrence of unsecured indebtedness) depends in part on the value of its assets. This, in turn, relies on the strength of USF’s cash flows, results of operations, economic and market conditions and other factors.